Employee Benefit Plans (Details) - Defined Benefit Plans - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Components of net periodic benefit cost
Service cost	$ 0.7	$ 0.7
Interest cost	0.7	1.1
Expected return on plan assets	(2.4)	(2.4)
Amortization of unrecognized loss	1.6	1.4
Settlement expense	0.4	0.0
Net periodic benefit cost	1.0	0.8
Amortization of unrecognized actuarial loss, provision for income tax	$ (0.4)	$ (0.3)